UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 15, 2011

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-159736) filed by Wells Fargo & Company (the “Company”) with the Securities and Exchange Commission (the “Commission”). On February 15, 2011, Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley”) sold, in a secondary public offering, $2,501,000,000 Notes due 2016 (the “Notes”) of the Company. The purpose of this Current Report is to file with the Commission (i) the opinion of Faegre & Benson LLP related to the Notes, (ii) the consent of Sullivan & Cromwell LLP, the Company’s special counsel, and (iii) the Securities Purchase and Registration Rights Agreement, dated February 10, 2011 among the Company, Credit Suisse and Morgan Stanley.

(d)	Exhibits

5.1	Opinion of Faegre & Benson LLP.

23.1	Consent of Faegre & Benson LLP (included as part of Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP.

99.1	Securities Purchase and Registration Rights Agreement, dated February 10, 2011 among the Company, Credit Suisse and Morgan Stanley.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: February 15, 2011	/s/ Barbara S. Brett
Barbara S. Brett
Senior Vice President and Assistant Treasurer

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing

5.1	Opinion of Faegre & Benson LLP.	Electronic Transmission

23.1	Consent of Faegre & Benson LLP (included as part of Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP.	Electronic Transmission

99.1	Securities Purchase and Registration Rights Agreement, dated February 10, 2011 among the Company, Credit Suisse and Morgan Stanley.	Electronic Transmission

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